UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 8, 2026

PERMIAN BASIN ROYALTY TRUST

(Exact name of Registrant as Specified in Its Charter)

Texas	1-8033	75-6280532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Argent Trust Company 3838 Oak Lawn Ave. Suite 1720
Dallas, Texas		75219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 588-7839

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	PBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2026, a hearing (the "Hearing") was held before the 96th District Court of Tarrant County, Texas (the "Court") in connection with the Original Petition for Modification of Trust (the "Petition") filed by SoftVest, L.P. ("SoftVest"), a unitholder of the Permian Basin Royalty Trust (the "Trust"), seeking judicial modification of the Trust's Indenture. At the hearing, the Court approved SoftVest's requested modifications which (1) amended Section 8.03 of the Indenture to eliminate the requirement that certain amendments require approval by 75% of the outstanding units of the Trust, and (2) deleted Section 10.01 of the Indenture that sets forth certain prohibited amendments and replaced Article X of the Indenture with a provision permitting amendment of any provision of the Indenture by a vote of unitholders in accordance with Article VIII (which, as amended, will permit amendment by a majority in interest of unitholders constituting a quorum at a meeting of unitholders where a quorum is present). As a result of the Court’s order, Argent Trust Company, the trustee of the Trust, entered into Amendment No. 2 to the Amended and Restated Trust Indenture of Permian Basin Royalty Trust dated May 8, 2026 (the “Amendment”) implementing the modifications approved by the Court. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On May 8, 2026, the Trust issued a press release announcing the results of the Hearing. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 of Report on Form 8-K is being furnished and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1 99.1	Amendment No. 2 to the Amended and Restated Trust Indenture of Permian Basin Royalty Trust Press Release dated May 8, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST

	By:	ARGENT TRUST COMPANY, TRUSTEE

	By:	/s/ Nancy Willis
Date: May 8, 2026		Nancy Willis Director of Royalty Trust Services